                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 26, 1998



                         CORPORATEFAMILY SOLUTIONS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                   Tennessee                                  0-22811                  62-1302117
----------------------------------------------        ---------------------        ------------------
(State or other jurisdiction of incorporation)       (Commission File Number)       (I.R.S. Employer
                                                                                   Identification No.)


  209 Tenth Avenue South, Suite 300, Nashville, TN             37203-4173
-----------------------------------------------------     --------------------
      (Address of principal executive offices)                  (Zip Code)



       Registrant's telephone number, including area code: (615) 256-9915



                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.           Other Events
--------------------------------------------------------------------------------


         On April 26, 1998, a definitive Agreement and Plan of Merger (the "Merger Agreement") was entered into by and between CorporateFamily Solutions, Inc., a Tennessee corporation ("CFAM"), and Bright Horizons, Inc., a Delaware corporation ("BRHZ"). Pursuant to the Merger Agreement, (i) CFAM and BRHZ will form Bright Horizons Family Solutions, Inc. ("Newco"), a Delaware corporation,
(ii) BRHZ Acquisition, Inc., a Delaware corporation and newly-formed wholly owned subsidiary of Newco, will merge with and into BRHZ (the "BRHZ Merger"), with BRHZ being the surviving corporation, and (iii) CFAM Acquisition, Inc., a Tennessee corporation and newly-formed wholly owned subsidiary of Newco, will merge with and into CFAM (the "CFAM Merger"), with CFAM being the surviving corporation (the "BRHZ Merger" together with the "CFAM Merger," the "Merger"). In the Merger, each outstanding share of CFAM common stock shall be converted into one share of Newco common stock, par value $0.01 per share ("Newco Common Stock"), and each outstanding share of BRHZ common stock shall be converted into
1.15022 shares of Newco Common Stock. The transaction is intended to be treated as a tax-free reorganization and shall be accounted for as a pooling of interests.

         In addition, each of CFAM and BRHZ executed stock option agreements (the "Stock Option Agreements") providing the other party the right to acquire such number of common stock equal to 10% of the outstanding shares of its common stock. The closing of the Merger is subject to customary conditions, including the receipt of regulatory and shareholder approvals. The closing is expected to occur in the third quarter of 1998.

         The terms and conditions of the Merger are more fully described in the Merger Agreement and Stock Option Agreements, copies of which are included as Exhibits 2.1, 2.2 and 2.3 and each of which is incorporated herein by reference. Also provided as Exhibit 99.1 is a copy of a press release issued April 27, 1998.

Item 7.      Exhibits

--------------------------------------------------------------------------------------
    (c)

   2.1        Agreement and Plan of Merger, dated as of April 26, 1998, by and between
              CorporateFamily Solutions, Inc. and Bright Horizons, Inc. (as directed by Item 601(b)(2) of Regulation S-K, certain schedules and exhibits to this document are omitted from this filing, and the Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the
              Commission upon request)

   2.2        Company Stock Option Agreement, dated as of April 26, 1998, by and between Bright Horizons, Inc., as Grantee, and CorporateFamily Solutions,
              Inc., as Issuer.

   2.3        Company Stock Option Agreement, dated as of April 26, 1998, by and between CorporateFamily Solutions, Inc., as Grantee, and Bright Horizons,
              Inc., as Issuer.

  99.1        Press Release, dated April 27, 1998, issued by CorporateFamily
              Solutions, Inc. and Bright Horizons, Inc.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               CORPORATEFAMILY SOLUTIONS, INC.


Date: April 28, 1998           /s/ Michael E. Hogrefe
                               -------------------------------------------------
                               Michael E. Hogrefe
                               Executive Vice President, Chief Financial Officer
                               and Secretary

                                  EXHIBIT INDEX



   No.                                          Exhibit
---------          -------------------------------------------------------------------
   2.1             Agreement and Plan of Merger, dated as of April 26, 1998, by and between CorporateFamily Solutions, Inc. and Bright Horizons, Inc.
                   (as directed by Item 601(b)(2) of Regulation S-K, certain schedules and exhibits to this document are omitted from this filing, and the
                   Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request)

   2.2 Company Stock Option Agreement, dated as of April 26, 1998, by and between Bright Horizons, Inc., as Grantee, and CorporateFamily Solutions, Inc., as Issuer.

   2.3 Company Stock Option Agreement, dated as of April 26, 1998, by and between CorporateFamily Solutions, Inc., as Grantee, and Bright Horizons, Inc., as Issuer.

  99.1             Press Release, dated April 27, 1998, issued by CorporateFamily
                   Solutions, Inc. and Bright Horizons, Inc.
